--------------------------------------------------------------------------------
LARGE AND MID CAP GROWTH
--------------------------------------------------------------------------------

Alliance Growth
Fund

Annual Report
October 31, 2000

                               [GRAPHIC OMITTED]

                           Alliance Capital [LOGO](R)
                      The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                           o Are Not FDIC Insured
                           o May Lose Value
                           o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

                                                          ----------------------
                                                          Letter to Shareholders
                                                          ----------------------

LETTER TO SHAREHOLDERS
December 27, 2000

Dear Shareholder:

This report discusses the investment results and market activity for Alliance Growth Fund (the "Fund") for the annual reporting period ended October 31, 2000.

Investment Objective and Policies

This open-end fund seeks long-term growth of capital. The Fund invests principally in a diversified portfolio of equity securities of companies with a favorable outlook for earnings and whose rate of growth is expected to exceed that of the United States economy over time.

Investment Results

The following table provides the Fund's performance over the six- and 12-month periods ended October 31, 2000. For comparison, we have shown returns for the unmanaged Standard & Poor's (S&P) 500 Stock Index and the Russell 1000 Stock Index.

INVESTMENT RESULTS*
Periods Ended October 31, 2000

                                               ---------------------------------
                                                        Total Returns
                                               ---------------------------------
                                               6 Months                12 Months
--------------------------------------------------------------------------------
Alliance Growth
Fund
   Class A                                      -5.65%                    5.96%
--------------------------------------------------------------------------------
   Class B                                      -6.00%                    5.18%
--------------------------------------------------------------------------------
   Class C                                      -5.99%                    5.20%
--------------------------------------------------------------------------------
S&P 500
Stock Index-1.03%6.08%
--------------------------------------------------------------------------------
Russell 1000
Stock Index                                     -0.60%                    9.06%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of October 31, 2000. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Advisor Class shares will vary due to different expenses associated with that class. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

      The unmanaged S&P 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. The unmanaged Russell 1000 Stock Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. The indices reflect no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Growth Fund.

      Additional investment results appear on pages 4-7.

The Fund's value dropped by several percent more than the S&P 500 Stock Index during the six-month period ended October 31, 2000. This underperformance was clearly attributable to the Fund's large holdings in telecommunications and, to a lesserdegree, technology stocks. Financial services, the other area of primary emphasis, only partially offset the underperformance with above average per-


--------------------------------------------------------------------------------
                                                        ALLIANCE GROWTH FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

formance. Telecommunications and technology stocks provided much better results earlier in the year. As a result, the trailing 12-month performance was better than the six-month result and approximately equal to that of the S&P 500 Stock Index.

Performance Review

The October quarter was a trying one for the Fund and the stock market. As the quarter progressed, there were increasing signs that the economy was slowing down. Earlier in the year, this might have been treated as good news because it would have eased concern that the Federal Reserve (the "Fed") would continue to raise interest rates. Now investor focus has switched to concern that earnings in the coming months may be disappointingly weak. The Fed is indeed unlikely to raise interest rates in this environment. However, with oil prices and employment costs rising, it seems unlikely that they will ease policy in the near future. After moving up near the highs for the year in August, the market fell heavily in September and October, reaching a low point for the year in mid-October.

The decline in telecommunications stocks, which had begun in June when the Justice Department blocked the acquisition of Sprint by Worldcom, intensified in the recent quarter as both of these companies reported disappointing revenue and earnings gains. In October, technology stocks moved broadly lower as investors began to be concerned that "boom" conditions might be coming to an end. We have reduced exposure to telephone stocks, but not without first suffering adverse effects on the Fund's performance. We also are less heavily exposed to technology stocks. On the other hand, financial stocks, the Fund's other area of strong emphasis, performed well during the quarter.

Investment Outlook

It now seems apparent that the pace of economic growth is slowing. We are hopeful that the economy will achieve a "soft landing"--slowing but not lapsing into recession. This may prove to be overly optimistic, but it seems to us that many stocks, particularly in the technology and telecommunications universe, are already discounting a worse outcome than we think is likely to occur. We think it is still too early to become much more aggressive, particularly with respect to those technology stocks at very high multiples of earnings. Nevertheless, at times like this in the past, it has always been wise to look past the short-term difficulties and focus on building positions in stocks that will participate strongly when the market recovers. We do not think this time will be any different.

Portfolio Manager Update

After a long and successful career managing several institutional and mutual funds at Alliance Capital, Tyler Smith has decided to reduce his workload and transition his mutual fund to new managers.

Rather than seek new management outside the firm, Alliance decided to transition the Fund to two established multi-cap growth managers. As a result, the Alliance Growth Fund will be managed by Alan Levi and Jane Mack


--------------------------------------------------------------------------------
2 o ALLIANCE GROWTH FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

Gould who have over 66 years of combined investment experience. They have both been managing the Alliance multi-cap growth institutional product since 1971 and are therefore very familiar with the growth style of investing.

Tyler will continue to manage several institutional products. Since Tyler will remain an active portfolio manager, Alan and Jane will be able to benefit from his investing insight and wisdom. Alan and Jane will focus their efforts on managing the Fund to its growth style.

Thank you for your continued interest in Alliance Growth Fund. We look forward to reporting to you on the Fund's market activity and investment performance in the ensuing periods.

[PHOTO OMMITTED]        John D.
                        Carifa

[PHOTO OMMITTED]        Tyler J.
                        Smith

Portfolio Manager, Tyler J. Smith, has over 37 years of investment experience.

Sincerely,


/s/ John D Carifa

John D. Carifa
Chairman and President


/s/ Tyler J. Smith

Tyler J. Smith
Vice President


--------------------------------------------------------------------------------
                                                        ALLIANCE GROWTH FUND o 3

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE GROWTH FUND
GROWTH OF A $10,000 INVESTMENT
10/31/90 TO 10/31/00

 [THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE WRITTEN MATERIAL]

Alliance Growth Fund Class A: $77,968

Russell 1000 Stock Index: $60,944

S&P500 Stock Index: $58,993

This chart illustrates the total value of an assumed $10,000 investment in Alliance Growth Fund Class A shares (from 10/31/90 to 10/31/00) as compared to the performance of appropriate broad-based indices. The chart assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Standard &Poor's 500 Stock Index is comprised of 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market. The unmanaged Russell 1000Stock Index is comprised of 1000 of the largest capitalized companies that are traded in the United States.

When comparing Alliance Growth Fund to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Growth Fund.


--------------------------------------------------------------------------------
4 o ALLIANCE GROWTH FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE GROWTH FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 10/31

                              [BAR CHART OMMITTED]

                Alliance Growth Fund--Yearly Periods Ended 10/31
--------------------------------------------------------------------------------
                        Alliance Growth Fund      Russell 1000 Stock Index
--------------------------------------------------------------------------------
    10/31/91                   74.23%                     36.59%
    10/31/92                   11.29%                     10.76%
    10/31/93                   38.20%                     15.76%
    10/31/94                    2.73%                      3.10%
    10/31/95                   20.18%                     27.00%
    10/31/96                   21.65%                     22.92%
    10/31/97                   29.54%                     31.84%
    10/31/98                   14.56%                     19.71%
    10/31/99                   28.69%                     25.58%
    10/31/00                    5.96%                      9.06%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the Fund's net asset value (NAV). All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during the period.

The unmanaged Russell 1000 Stock Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Growth Fund.


--------------------------------------------------------------------------------
                                                        ALLIANCE GROWTH FUND o 5

-----------------
PORTFOLIO SUMMARY
-----------------

October 31, 2000

INCEPTION DATES

Class A Shares
9/4/90

Class B Shares
10/23/87

Class C Shares
8/2/93

PORTFOLIO STATISTICS

Net Assets ($mil): $7,697
Median Market Capitalization ($mil):$33,073

SECTOR BREAKDOWN

o    36.98% Technology
o    25.05% Credit Sensitive
o     8.88% Business Services
o     8.58% Consumer Non-Cyclicals
o     3.88% Consumer Cyclicals                       [PIE CHART OMITTED]
o     2.29% Energy
o     2.29% Utilities
o     2.20% Diversified
o     2.09% Capital Goods
o     0.25% Communication Equipment
o     7.51% Short-Term


COUNTRY BREAKDOWN

o    78.57% United States
o    11.69% United Kingdom
o     1.15% Australia
o     0.80% Luxembourg                               [PIE CHART OMITTED]
o     0.24% Canada
o     0.04% Bermuda
o     7.51% Short-Term

All data as of October 31, 2000. The Fund's sector and country breakdowns are expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
6 o ALLIANCE GROWTH FUND

                                                              ------------------
                                                              INVESTMENT RESULTS
                                                              ------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2000

Class A Shares
--------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
                     1 Year           5.96%                     1.45%
                     5 Years         19.74%                    18.71%
                     10 Years        23.33%                    22.80%
Class B Shares
--------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
                     1 Year           5.18%                     1.62%
                     5 Years         18.90%                    18.90%
                     10 Years        16.82%                    16.82%
Class C Shares
--------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
                     1 Year           5.20%                     4.31%
                     5 Years         18.91%                    18.91%
                     Since Inception*17.02%                    17.02%

SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT QUARTER-END (SEPTEMBER 30, 2000)

                            Class A           Class B         Class C
                            Shares            Shares          Shares
--------------------------------------------------------------------------------
               1 Year           9.49%             9.71%          12.59%
              5 Years          18.27%            18.46%          18.46%
             10 Years          22.20%            17.04%            n/a
     Since Inception*          20.86%            20.15%          17.40%

The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will differ due to different expenses associated with that class.

The Fund can invest in foreign securities, which may magnify these fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

n/a: not applicable.

* Inception date: 9/4/90, Class A; 10/23/87, Class B; 8/2/93, Class C.


--------------------------------------------------------------------------------
                                                        ALLIANCE GROWTH FUND o 7

--------------------
TEN LARGEST HOLDINGS
--------------------

TEN LARGEST HOLDINGS
October 31, 2000

                                                                   Percent of
Company                                                Value(a)    Net Assets
--------------------------------------------------------------------------------
Vodafone AirTouch Group Plc (ADR)               $  723,663,180           9.4%
--------------------------------------------------------------------------------
American International Group, Inc.                 359,338,952           4.7
--------------------------------------------------------------------------------
Associates First Capital Corp. Cl.A                295,912,238           3.8
--------------------------------------------------------------------------------
AT&T Corp.-Liberty Media Group Cl.A                294,656,256           3.8
--------------------------------------------------------------------------------
MBNA Corp.                                         249,244,382           3.2
--------------------------------------------------------------------------------
Qwest Communications International, Inc.           246,805,880           3.2
--------------------------------------------------------------------------------
Sanmina Corp.                                      227,961,988           3.0
--------------------------------------------------------------------------------
Nextel Communications, Inc. Cl.A
  (common stocks and bond)                         226,620,203           2.9
--------------------------------------------------------------------------------
SCI Systems, Inc.                                  218,874,270           2.9
--------------------------------------------------------------------------------
Citigroup, Inc.                                    190,056,239           2.5
--------------------------------------------------------------------------------
                                                $3,033,133,588          39.4%

MAJOR PORTFOLIO CHANGES
Six Months Ended October 31, 2000

                                                 -------------------------------
                                                            Shares(b)
                                                 -------------------------------

Purchases                                            Bought    Holdings 10/31/00
--------------------------------------------------------------------------------
AT&T Corp.-Liberty Media Group Cl.A               9,755,346          16,369,792
--------------------------------------------------------------------------------
AT&T Wireless Group                               1,302,500           7,336,300
--------------------------------------------------------------------------------
General Motors Corp. Class H                      2,906,000           3,141,000
--------------------------------------------------------------------------------
Kroger Co.                                        1,751,000           4,481,000
--------------------------------------------------------------------------------
Micron Technology, Inc.                           1,990,000           2,500,000
--------------------------------------------------------------------------------
Millicom International Cellular, SA                 974,100           2,026,500
--------------------------------------------------------------------------------
NTL, Inc.                                           755,700           3,301,856
--------------------------------------------------------------------------------
Nextel Communications, Inc.Cl.A                   3,821,816           5,938,616
--------------------------------------------------------------------------------
UnitedGlobalCom, Inc. Cl.A                        1,689,300           1,728,300
--------------------------------------------------------------------------------
Viacom, Inc. Cl.B                                 1,508,544           1,508,544
--------------------------------------------------------------------------------

Sales                                                 Sold     Holdings 10/31/00
--------------------------------------------------------------------------------
Bank of America Corp.                             1,716,100           2,839,100
--------------------------------------------------------------------------------
BellSouth Corp.                                     850,000                  -0-
--------------------------------------------------------------------------------
Boston Scientific Corp.                           2,176,000           3,077,125
--------------------------------------------------------------------------------
Citigroup, Inc.                                     410,068           3,639,630
--------------------------------------------------------------------------------
Honeywell International, Inc.                     1,072,500             810,812
--------------------------------------------------------------------------------
Intel Corp.                                         100,000           1,350,000
--------------------------------------------------------------------------------
McKesson HBOC, Inc.                               4,154,000                  -0-
--------------------------------------------------------------------------------
MediaOne Group, Inc.                              1,832,000                  -0-
--------------------------------------------------------------------------------
MGM Grand, Inc.                                   1,510,000                  -0-
--------------------------------------------------------------------------------
Providian Financial Corp.                           746,500              637,500
--------------------------------------------------------------------------------

(a) Adjusted for market value of call options written.
(b) Adjusted for spin-offs and stock splits.


--------------------------------------------------------------------------------
8 o ALLIANCE GROWTH FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

PORTFOLIO OF INVESTMENTS
October 31, 2000

Company                                                 Shares             Value
--------------------------------------------------------------------------------
COMMON & PREFERRED STOCKS-93.6%

Technology-37.5%
Electronics-10.4%
Altera Corp.(a) ..............................          139,036   $    5,691,786
Applied Materials, Inc.(a)(b) ................          775,000       41,171,875
Cisco Systems, Inc.(a)(b) ....................          150,000        8,081,250
Flextronics International, Ltd.(b) ...........        2,102,000       79,876,000
Intel Corp.(b) ...............................        1,350,000       60,750,000
Micron Technology, Inc.(a)(b) ................        2,500,000       86,875,000
Sanmina Corp.(a) .............................        1,994,200      227,961,988
SCI Systems, Inc.(a)(b) ......................        5,126,400      220,435,200
Solectron Corp.(a)(b) ........................        1,181,400       51,981,600
XO Communications, Inc. Cl.A .................          145,000        4,891,484
   pfd. Series ...............................           65,000       10,115,625
                                                                  --------------
                                                                     797,831,808
                                                                  --------------

Office Equipment-3.2%
Ceridian Corp.(a) ............................        5,332,100      133,302,500
Compaq Computer Corp. ........................          150,000        4,561,500
International Business Machines Corp.(b) .....        1,122,800      110,595,800
                                                                  --------------
                                                                     248,459,800
                                                                  --------------
Office Equipment & Services-0.7%
Computer Associates International, Inc. ......        1,635,933       52,145,364
First Data Corp.(b) ..........................          100,000        5,012,500
                                                                  --------------
                                                                      57,157,864
                                                                  --------------

Telecommunications-23.2%
AT&T Wireless Group(a)(b) ....................        7,336,300      182,948,981
Colt Telecom Group Plc
   (ADR) (United Kingdom)(a) .................           97,300       12,709,813
Energis Plc (United Kingdom)(a) ..............          359,000        3,070,651
FLAG Telecom Holdings, Ltd. (Bermuda)(a) .....          250,000        2,906,250
Global Telesystems Group, Inc.(a) ............        5,098,972       13,703,487
Intermedia Communications, Inc.(a) ...........           12,238          270,766
   pfd. Series D .............................          414,600       11,764,275
Millicom International Cellular, SA
   (Luxembourg)(a) ...........................        2,026,500       62,314,875
Nextel Communications, Inc. Cl.A(a)(b) .......        5,938,616      228,265,553
NTL, Inc. ....................................        3,301,856      145,075,298
Qwest Communications International, Inc.(a)(b)        5,262,298      255,879,240
Vodafone AirTouch Group Plc
   (ADR) (United Kingdom) ....................      173,932,540      723,663,180
VoiceStream Wireless Corp.(a) ................          365,100       48,010,650
Western Wireless Corp. Cl.A(b) ...............          255,800       12,150,500
WorldCom, Inc.(a)(b) .........................        3,373,817       80,128,154
                                                                  --------------
                                                                   1,782,861,673
                                                                  --------------
                                                                   2,886,311,145
                                                                  --------------


--------------------------------------------------------------------------------
ALLIANCE GROWTH FUND o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Company                                                 Shares             Value
--------------------------------------------------------------------------------

Credit Sensitive-25.4%
Banks-6.3%
Bank of America Corp. ........................        2,839,100   $  136,454,244
Bank One Corp.(b) ............................          650,000       23,725,000
Chase Manhattan Corp. ........................        3,027,306      137,742,423
Citigroup, Inc.(b) ...........................        3,639,630      191,535,529
                                                                  --------------
                                                                     489,457,196
                                                                  --------------

Financial Services-11.1%
Associates First Capital Corp. Cl.A ..........        7,970,700      295,912,238
Household International, Inc.(b) .............        1,180,500       59,393,906
John Hancock Financial Services, Inc.(a)(b)  .        1,598,100       50,539,913
MBNA Corp.(b) ................................        6,639,437      249,393,852
Providian Financial Corp.(b) .................          637,500       66,300,000
The CIT Group, Inc. Cl.A .....................        7,481,378      130,456,529
                                                                  --------------
                                                                     851,996,438
                                                                  --------------

Insurance-7.0%
AFLAC, Inc.(b) ...............................          778,100       56,849,931
American International Group, Inc. ...........        3,666,724      359,338,952
Metlife, Inc.(a)(b) ..........................        1,300,000       35,912,500
PMI Group, Inc.(b) ...........................        1,211,550       89,503,256
                                                                  --------------
                                                                     541,604,639
                                                                  --------------

Real Estate-1.0%
JP Realty, Inc. ..............................          755,300       12,084,800
Koger Equity, Inc. ...........................        1,762,571       28,090,975
Macerich Co. .................................        1,016,400       19,946,850
Summit Properties, Inc. ......................          526,700       12,640,800
                                                                  --------------
                                                                      72,763,425
                                                                  --------------
                                                                   1,955,821,698
                                                                  --------------

Business Services-9.0%
Printing, Publishing & Broadcasting-9.0%
Adelphia Communications Corp.(a) .............        1,867,700       61,984,294
AT&T Corp.-Liberty Media Group Cl.A(a) .......       16,369,792      294,656,256
Cablevision Systems Corp. Cl.A(a) ............        1,190,000       88,655,000
Comcast Corp. Cl.A(a) ........................        1,713,000       69,804,750
News Corp., Ltd. (ADR) (Australia)(b) ........        2,078,700       89,384,100
Viacom, Inc. Cl.B(a) .........................        1,508,544       85,798,440
                                                                  --------------
                                                                     690,282,840
                                                                  --------------

Consumer Noncyclicals-8.8%
Drugs-3.6%
Bristol-Myers Squibb Co. .....................        1,896,000      115,537,500
Merck & Co., Inc. ............................        1,052,400       94,650,225
Pharmacia Corp. ..............................           96,600        5,313,000
Schering-Plough Corp. ........................        1,173,000       60,629,437
SICOR, Inc.(c) ...............................           68,500        2,640,538
                                                                  --------------
                                                                     278,770,700
                                                                  --------------


--------------------------------------------------------------------------------
10 o ALLIANCE GROWTH FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                                 Shares             Value
--------------------------------------------------------------------------------

Hospital Supplies & Services-2.8%
Boston Scientific Corp.(a)(b) ................        3,077,125   $   49,041,680
Guidant Corp.(a)(b) ..........................          300,000       15,881,250
IMS Health, Inc.(b) ..........................        5,567,000      131,520,375
Medtronic, Inc. ..............................          290,600       15,783,212
SYNAVANT, Inc.(a) ............................           54,385          248,132
                                                                  --------------
                                                                     212,474,649
                                                                  --------------

Media & Cable-0.7%
UnitedGlobalCom, Inc. Cl.A(a) ................        1,728,300       54,981,544
                                                                  --------------

Retail-Food-1.3%
Kroger Co.(a)(b) .............................        4,481,000      101,102,563
                                                                  --------------

Soaps and Toiletries-0.4%
Colgate-Palmolive Co.(b) .....................          550,000       32,318,000
                                                                  --------------
                                                                     679,647,456
                                                                  --------------

Consumer Cyclicals-3.9%
Airlines-0.3%
Continental Airlines, Inc. Cl.B(a) ...........          400,200       21,010,500
                                                                  --------------

Leisure Related-1.2%
Carnival Corp. Cl.A(b) .......................          355,000        8,808,438
Cendant Corp.(b) .............................        7,021,004       84,252,048
                                                                  --------------
                                                                      93,060,486
                                                                  --------------

Retail-General-2.4%
Home Depot, Inc. .............................        1,707,500       73,422,500
RadioShack Corp.(b) ..........................        1,150,000       68,568,750
The Limited, Inc.(b) .........................        1,776,450       44,855,362
                                                                  --------------
                                                                     186,846,612
                                                                  --------------
                                                                     300,917,598
                                                                  --------------

Utility-2.3%
Telephone-2.3%
AT&T Corp.(b) ................................        2,441,965       56,623,063
Cable & Wireless Plc (United Kingdom) ........        2,725,000       38,549,907
Sprint Corp.(Fon Group)(b) ...................        3,304,600       84,267,300
                                                                  --------------
                                                                     179,440,270
                                                                  --------------

Energy-2.3%
Oil-International-1.9%
BP Amoco Plc (ADR) (United Kingdom) ..........       15,064,408      127,758,203
Gulf Canada Resources, Ltd. (Canada) .........        4,382,800       18,626,900
                                                                  --------------
                                                                     146,385,103
                                                                  --------------

Oil Supplies & Construction-0.4%
Santa Fe International Corp.(b) ..............          850,000       31,025,000
                                                                  --------------
                                                                     177,410,103
                                                                  --------------


--------------------------------------------------------------------------------
                                                       ALLIANCE GROWTH FUND o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                    Shares or
                                                    Principal
                                                       Amount
Company                                                  (000)             Value
--------------------------------------------------------------------------------

Diversified-2.3%
Miscellaneous-2.3%
Honeywell International, Inc.(b) ...........           810,812    $   43,631,821
Tyco International Ltd.(b) .................         2,280,224       129,260,198
                                                                  --------------
                                                                     172,892,019
                                                                  --------------
Capital Goods-2.1%
Aerospace-2.1%
General Motors Corp. Cl. H(a)(b) ...........         3,141,000       101,768,400
Loral Space & Communications, Ltd.(a)(b) ...         8,978,000        51,062,375
   pfd. Series(c) ..........................           500,000         9,446,500
                                                                  --------------
                                                                     162,277,275
                                                                  --------------

Total Common & Preferred Stocks
   (cost $5,858,014,720) ...................                       7,205,000,404
                                                                  --------------

CONVERTIBLE BONDS-0.2%
Communication Equipment-0.2%
Global Telesystems Group, Inc.
   5.75%, 7/01/10 ..........................    $       38,525         8,523,656
Nextel Communications, Inc. Cl.A
   4.75%, 7/01/07(c) .......................             3,500         5,827,500
NTL, Inc.
   7.00%, 12/15/08 .........................             3,755         4,698,444
                                                                  --------------

Total Convertible Bonds
   (cost $39,831,699) ......................                          19,049,600
                                                                  --------------

SHORT-TERM INVESTMENTS-7.6%
U.S. Government Agency-7.6%
Federal Home Loan Bank
   6.45%, 11/01/00 .........................           125,755       125,755,000
Federal Home Loan Mortgage Corp.
   6.40%, 11/01/00 .........................           195,000       195,000,000
Student Loan Marketing Assn
   6.45%, 11/01/00 .........................           187,006       187,006,000
U.S. Treasury Bill
   6.365%, 12/21/00 ........................            75,000        74,336,979
                                                                  --------------

Total Short-Term Investments
   (amortized cost $582,097,979) ...........                         582,097,979
                                                                  --------------
Total Investments-101.4%
   (cost $6,479,944,398) ...................                       7,806,147,983
                                                                  --------------


--------------------------------------------------------------------------------
12 o ALLIANCE GROWTH FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                           Contracts(d)            Value
--------------------------------------------------------------------------------

Outstanding Call Options Written-(0.7%)(a)
AFLAC, Inc.
   expiring December 2000
   @ $66.19 ............................             (1,000)     $     (879,180)
   @ $66.50 ............................             (2,000)         (1,706,320)
Applied Materials, Inc.
   expiring November 2000
   @ $75.43 ............................             (1,000)            (29,410)
   @ $80.00 ............................             (2,500)            (15,000)
   expiring December 2000
   @ $65.73 ............................             (1,000)           (187,270)
AT&T Corp.
   expiring November 2000
   @ $25.88 ............................             (1,500)            (51,000)
   @ $29.94 ............................             (1,000)             (6,250)
   @ $30.32 ............................             (1,000)             (9,000)
   @ $30.88 ............................               (500)             (7,500)
   @ $32.15 ............................             (1,000)             (9,000)
   expiring December 2000
   @ $23.06 ............................             (2,500)           (640,000)
AT&T Wireless Group
   expiring November 2000
   @ $24.31 ............................             (2,000)           (351,140)
   @ $24.50 ............................             (2,000)           (318,780)
   @ $24.50 ............................             (1,500)           (229,500)
Bank One Corp.
   expiring November 2000
   @ $35.38 ............................             (1,000)           (157,830)
   @ $37.00 ............................               (500)            (24,665)
   expiring December 2000
   @ $33.75 ............................             (1,000)           (431,620)
   @ $36.75 ............................               (500)            (79,860)
   @ $37.00 ............................             (1,000)           (147,720)
Boston Scientific Corp.
   expiring November 2000
   @ $17.75 ............................             (1,000)             (3,000)
   @ $18.25 ............................             (2,000)            (36,240)
   @ $18.25 ............................             (1,500)             (8,805)
Carnival Corp.
   expiring December 2000
   @ $24.38 ............................             (2,000)           (340,100)
Cendant Corp.
   expiring November 2000
   @ $10.75 ............................             (1,000)           (204,240)
   @ $12.13 ............................             (1,500)            (98,385)
   @ $12.56 ............................             (2,000)            (51,800)
   @ $12.75 ............................             (2,000)            (89,900)
   @ $12.75 ............................             (1,500)             (5,775)
   @ $12.88 ............................             (1,000)            (12,500)
   @ $13.00 ............................             (2,000)            (92,580)


--------------------------------------------------------------------------------
                                                       ALLIANCE GROWTH FUND o 13

------------------------
PORTFOLIO OF INVESTMENTS
------------------------
                                                  Contracts(d)            Value
--------------------------------------------------------------------------------
   @ $13.00 ................................           (2,000)   $      (64,880)
   @ $13.00 ................................           (2,000)          (31,260)
   @ $13.00 ................................           (1,000)          (29,940)
   @ $13.00 ................................           (1,000)           (6,250)
   @ $13.06 ................................           (1,000)           (4,770)
   @ $13.06 ................................           (1,000)           (2,040)
   expiring December 2000
   @ $10.38 ................................           (2,500)         (514,000)
   @ $10.75 ................................           (1,500)         (265,845)
   @ $10.75 ................................           (1,500)         (256,500)
   @ $10.88 ................................           (1,300)         (219,700)
Cisco Systems, Inc.
   expiring December 2000
   @ $46.25 ................................           (1,500)       (1,677,000)
Citigroup, Inc.
   expiring December 2000
   @ $48.76 ................................           (1,000)         (556,720)
   @ $49.75 ................................           (1,000)         (518,930)
   @ $50.94 ................................           (1,000)         (403,640)
Colgate-Palmolive Co.
   expiring November 2000
   @ $44.88 ................................           (1,500)       (2,118,600)
   @ $47.30 ................................           (3,000)       (3,510,000)
First Data Corp.
   expiring November 2000
   @ $46.75 ................................           (1,000)         (348,250)
Flextronics International, Ltd.
   expiring November 2000
   @ $42.38 ................................           (2,000)         (369,580)
General Motors Corp. Class H
   expiring November 2000
   @ $33.13 ................................           (1,000)          (81,820)
   @ $34.25 ................................           (1,000)         (100,790)
   @ $34.75 ................................           (1,000)          (45,620)
   @ $35.00 ................................           (1,000)         (110,570)
   @ $35.25 ................................           (1,000)          (87,120)
   @ $35.50 ................................           (1,500)         (100,680)
   @ $35.68 ................................           (1,000)         (117,790)
   expiring December 2000
   @ $35.00 ................................           (1,000)          (95,950)
   @ $35.50 ................................           (1,000)         (122,280)
   @ $36.52 ................................           (1,500)         (253,485)
   @ $37.00 ................................           (1,000)         (106,850)
   @ $37.10 ................................           (1,000)         (139,170)
   @ $37.20 ................................           (1,000)         (153,550)
Guidant Corp.
   expiring December 2000
   @ $67.25 ................................           (1,500)          (33,975)


--------------------------------------------------------------------------------
14 o ALLIANCE GROWTH FUND

------------------------
PORTFOLIO OF INVESTMENTS
------------------------
                                                    Contracts(d)          Value
--------------------------------------------------------------------------------
Honeywell International, Inc.
   expiring December 2000
   @ $51.75 ..................................          (1,500)     $  (658,380)
   @ $52.25 ..................................          (1,000)        (373,990)
Household International, Inc.
   expiring November 2000
   @ $50.13 ..................................          (1,000)        (241,000)
IMS Health, Inc.
   expiring December 2000
   @ $20.00 ..................................          (2,000)        (770,640)
   @ $20.73 ..................................          (2,000)        (665,880)
   @ $20.75 ..................................          (2,000)        (663,280)
   @ $22.00 ..................................          (2,000)        (507,480)
Intel Corp.
   expiring November 2000
   @ $56.31 ..................................          (1,000)         (36,850)
   @ $60.19 ..................................          (1,000)          (4,480)
   @ $60.63 ..................................          (1,000)          (4,370)
   @ $62.00 ..................................          (1,000)               0
   @ $66.50 ..................................          (1,000)             (10)
   expiring December 2000
   @ $43.60 ..................................          (1,000)        (473,000)
   @ $43.88 ..................................          (2,500)        (995,000)
   @ $44.50 ..................................          (1,500)        (465,900)
International Business Machines Corp.
   expiring November 2000
   @ $123.50 .................................          (1,500)         (13,665)
   @ $133.15 .................................          (1,500)          (2,220)
John Hancock Financial Services, Inc.
   expiring November 2000
   @ $24.88 ..................................          (1,000)        (678,160)
   @ $25.00 ..................................          (1,500)      (1,000,560)
   @ $27.24 ..................................          (2,000)        (930,000)
   @ $27.35 ..................................          (1,000)        (423,310)
Kroger Co.
   expiring November 2000
   @ $21.88 ..................................          (2,000)        (138,000)
   @ $22.01 ..................................          (2,500)        (358,300)
   @ $22.25 ..................................          (2,000)        (172,260)
   @ $22.25 ..................................          (1,000)         (67,940)
   @ $22.25 ..................................          (1,000)         (53,450)
   @ $22.63 ..................................          (2,000)        (226,960)
   @ $22.63 ..................................          (1,000)         (72,380)
   @ $22.63 ..................................          (1,000)         (72,380)
   @ $23.25 ..................................          (2,000)         (90,020)
   @ $23.50 ..................................          (2,000)        (114,360)


--------------------------------------------------------------------------------
                                                       ALLIANCE GROWTH FUND o 15

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                   Contracts(d)           Value
--------------------------------------------------------------------------------
   expiring December 2000
   @ $21.38 ..................................          (2,000)   $    (349,900)
   @ $22.06 ..................................          (2,000)        (279,140)
   @ $22.13 ..................................          (2,000)        (233,120)
   @ $22.25 ..................................          (1,000)        (131,410)
Loral Space & Communications, Ltd.
   expiring December 2000
   @ $5.81 ...................................          (2,000)        (154,000)
MBNA Corp.
   expiring December 2000
   @ $39.13 ..................................          (1,000)        (149,470)
Metlife, Inc.
   expiring November 2000
   @ $23.63 ..................................          (1,500)        (601,290)
   @ $24.38 ..................................          (1,500)        (488,865)
   @ $24.88 ..................................          (1,000)        (283,940)
   expiring December 2000
   @ $26.28 ..................................          (2,000)        (537,840)
   @ $27.13 ..................................            (500)        (100,175)
Micron Technology, Inc.
   expiring November 2000
   @ $51.00 ..................................          (2,000)         (90,000)
   @ $58.63 ..................................          (1,000)          (4,310)
   @ $64.67 ..................................          (1,000)         (15,000)
   @ $65.94 ..................................          (1,000)            (530)
   @ $70.00 ..................................          (1,000)         (12,530)
   @ $87.75 ..................................          (1,000)          (9,000)
   expiring December 2000
   @ $35.13 ..................................          (1,000)        (416,010)
   @ $42.25 ..................................          (1,000)        (199,640)
   @ $45.88 ..................................          (2,500)        (229,125)
News Corp., Ltd. (ADR) (Australia)
   expiring November 2000
   @ $51.60 ..................................          (1,000)         (23,180)
   @ $52.22 ..................................          (1,000)               0
   @ $54.13 ..................................          (2,000)         (36,960)
   @ $56.64 ..................................          (2,000)         (12,000)
Nextel Communications, Inc. Cl.A
   expiring November 2000
   @ $46.00 ..................................          (1,000)        (160,090)
   @ $47.44 ..................................          (1,000)         (54,340)
   @ $47.69 ..................................          (1,000)               0
   @ $50.00 ..................................          (2,000)          (4,000)
   @ $51.75 ..................................            (750)         (24,840)
   @ $51.75 ..................................            (250)          (8,280)
   @ $52.50 ..................................          (2,000)            (800)
   @ $52.50 ..................................          (2,000)            (420)
   @ $52.70 ..................................          (2,000)          (8,480)
   @ $52.85 ..................................          (1,000)            (590)
   @ $53.41 ..................................          (2,000)         (13,600)


--------------------------------------------------------------------------------
16 o ALLIANCE GROWTH FUND

------------------------
PORTFOLIO OF INVESTMENTS
------------------------
                                                   Contracts(d)           Value
--------------------------------------------------------------------------------
   expiring December 2000
   @ $39.13 ..................................          (1,000)     $  (442,000)
   @ $41.88 ..................................          (1,000)        (317,960)
   @ $42.56 ..................................          (1,000)        (313,530)
   @ $43.00 ..................................          (1,000)        (296,420)
PMI Group, Inc. ..............................
   expiring November 2000
   @ $68.50 ..................................            (600)        (372,876)
   @ $68.50 ..................................            (400)        (248,584)
Providian Financial Corp.
   expiring November 2000
   @ $117.38 .................................          (2,000)        (324,280)
   expiring December 2000
   @ $105.88 .................................            (875)        (701,978)
   @ $106.00 .................................          (1,500)      (1,423,095)
   @ $119.00 .................................          (1,000)        (346,060)
   @ $129.68 .................................          (1,000)        (198,000)
Qwest Communications International, Inc.
   expiring November 2000
   @ $46.38 ..................................          (1,000)        (410,410)
   @ $46.63 ..................................          (1,000)        (466,020)
   @ $48.25 ..................................            (800)        (227,976)
   @ $48.25 ..................................            (700)        (199,479)
   @ $48.38 ..................................            (800)        (177,840)
   @ $50.50 ..................................          (1,000)         (19,580)
   @ $51.38 ..................................          (1,000)         (77,000)
   @ $51.50 ..................................            (500)         (55,300)
   @ $51.75 ..................................          (1,500)         (74,280)
   expiring December 2000
   @ $43.50 ..................................          (1,000)        (676,000)
   @ $45.63 ..................................          (1,500)        (787,635)
   @ $45.75 ..................................          (1,000)        (602,820)
   @ $46.88 ..................................          (1,000)        (436,090)
   @ $47.00 ..................................          (2,000)        (992,220)
   @ $48.00 ..................................          (1,500)        (629,880)
   @ $48.13 ..................................          (1,000)        (321,790)
   @ $48.14 ..................................          (1,500)        (538,185)
   @ $48.15 ..................................          (1,500)        (593,130)
   @ $48.50 ..................................            (650)        (230,815)
   @ $49.60 ..................................          (1,500)        (536,445)
   @ $49.63 ..................................          (1,500)        (532,500)
   @ $49.66 ..................................          (1,500)        (487,965)
RadioShack Corp.
   expiring November 2000
   @ $63.88 ..................................          (1,000)        (234,510)
   @ $64.50 ..................................            (750)         (92,100)
Santa Fe International Corp.
   expiring December 2000
   @ $40.00 ..................................          (2,000)        (198,600)


--------------------------------------------------------------------------------
                                                       ALLIANCE GROWTH FUND o 17

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                  Contracts(d)           Value
--------------------------------------------------------------------------------

SCI Systems, Inc. ........................
   expiring November 2000
   @ $37.75 ..............................            (1,000)       $  (652,330)
   expiring December 2000
   @ $36.13 ..............................            (1,000)          (908,280)
Solectron Corp. ..........................
   expiring November 2000
   @ $48.00 ..............................            (1,000)          (110,060)
   @ $48.00 ..............................            (1,000)          (110,060)
Sprint Corp.(Fon Group)
   expiring November 2000
   @ $27.13 ..............................            (2,000)          (179,740)
   @ $27.63 ..............................            (1,500)          (148,500)
   @ $29.38 ..............................            (1,000)           (20,800)
   expiring December 2000
   @ $24.63 ..............................            (1,000)          (294,750)
   @ $24.88 ..............................            (1,000)          (278,000)
   @ $26.50 ..............................            (1,000)          (174,630)
   @ $26.63 ..............................            (1,500)          (204,390)
   @ $26.65 ..............................            (1,000)          (232,830)
   @ $26.88 ..............................            (1,000)          (174,670)
   @ $28.38 ..............................            (1,500)          (150,015)
   @ $29.13 ..............................            (1,500)          (130,470)
The Limited, Inc. ........................
   expiring November 2000
   @ $22.69 ..............................            (2,000)          (580,000)
   @ $23.67 ..............................            (1,500)          (418,725)
   @ $23.67 ..............................              (500)          (139,575)
   expiring December 2000
   @ $23.19 ..............................            (1,000)          (287,540)
   @ $24.31 ..............................            (1,000)          (229,530)
Tyco International Ltd. ..................
   expiring November 2000
   @ $51.63 ..............................            (1,600)        (1,013,792)
   @ $51.63 ..............................              (400)          (253,448)
   @ $52.88 ..............................            (1,000)          (553,070)
   @ $58.44 ..............................            (2,500)          (343,925)
Western Wireless Corp. Cl.A
   expiring November 2000
   @ $51.75 ..............................              (170)           (11,293)


--------------------------------------------------------------------------------
18  o ALLIANCE GROWTH FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                   Contracts(d)           Value
--------------------------------------------------------------------------------

WorldCom, Inc. ...........................
   expiring November 2000
   @ $27.63 ..............................            (1,500)   $      (109,440)
   @ $28.89 ..............................            (1,000)           (63,920)
   @ $29.50 ..............................            (1,000)           (23,500)
   @ $30.00 ..............................            (1,000)           (38,390)
   expiring December 2000
   @ $23.38 ..............................            (1,000)          (286,820)
   @ $25.88 ..............................            (1,000)          (111,610)
   @ $26.63 ..............................            (1,500)          (251,385)
   @ $28.38 ..............................            (1,000)           (98,980)
   @ $29.88 ..............................            (1,000)           (15,850)
   @ $29.98 ..............................            (2,000)          (168,040)
                                                                ----------------

Total Outstanding Call Options Written
   (premiums received $92,182,045) .......                          (56,930,736)
                                                                ----------------

Total Investments Net of Outstanding
   Call Options Written-100.7%
   (cost $6,387,762,353) .................                        7,749,217,247
Other assets less liabilities-(0.7%) .....                          (52,452,858)
                                                                ----------------

Net Assets-100% ..........................                      $ 7,696,764,389
                                                                ================

(a) Non-income producing security.

(b) Security on which options are written (shares subject to call have an aggregate market value of $3,329,060,388).

(c) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2000, these securities amounted to $17,914,538 or 0.23% of net assets.

(d) One contract relates to 100 shares.

    Glossary:

    ADR - American Depositary Receipt.

    See notes to financial statements.


--------------------------------------------------------------------------------
                                                       ALLIANCE GROWTH FUND o 19

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
October 31, 2000

Assets
Investments in securities, at value (cost $6,479,944,398) ..   $  7,806,147,983
Receivable for investment securities sold ..................        146,902,389
Receivable for shares of beneficial interest sold ..........         38,020,512
Dividends and interest receivable ..........................          3,644,969
                                                               ----------------
Total assets ...............................................      7,994,715,853
                                                               ----------------
Liabilities
Outstanding call options written, at value
   (premiums received $92,182,045) .........................         56,930,736
Due to custodian ...........................................          2,453,532
Payable for investment securities purchased ................        190,060,124
Payable for shares of beneficial interest redeemed .........         40,330,900
Advisory fee payable .......................................          4,251,310
Distribution fee payable ...................................          1,357,700
Accrued expenses ...........................................          2,567,162
                                                               ----------------
Total liabilities ..........................................        297,951,464
                                                               ----------------
Net Assets .................................................    $ 7,696,764,389
                                                               ================

Composition Of Net Assets
Shares of beneficial interest, at par ......................    $         1,843
Additional paid-in capital .................................      5,369,045,595
Accumulated net investment loss ............................            (23,760)
Accumulated net realized gain on investment transactions ...        966,285,611
Net unrealized appreciation of investments,
   options and foreign currency denominated
   assets and liabilities ..................................      1,361,455,100
                                                               ----------------
                                                                $ 7,696,764,389
                                                               ================
Calculation Of Maximum Offering Price
Class A Shares
Net asset value and
redemption price per share
   ($1,656,688,817 / 31,602,216 shares of beneficial
   interest issued and outstanding) ........................             $52.42
Sales charge--4.25% of public offering price ...............               2.33
                                                                         ------
Maximum offering price .....................................             $54.75
                                                                         ------

Class B Shares
Net asset value and offering price per share
   ($5,042,755,323 / 127,700,578 shares of beneficial
   interest issued and outstanding) ........................             $39.49
                                                                         ------

Class C Shares
Net asset value and offering price per share
   ($959,042,738 / 24,266,846 shares of beneficial
   interest issued and outstanding) ........................             $39.52
                                                                         ------

Advisor Class Shares
Net asset value, redemption and offering price per share
   ($38,277,511 / 719,960 shares of beneficial interest
   issued and outstanding) .................................             $53.17
                                                                         ------

See notes to financial statements


--------------------------------------------------------------------------------
20 o ALLIANCE GROWTH FUND

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Year Ended October 31, 2000

Investment Income
Dividends (net of foreign taxes
   withheld of $592,272) ..................     $  54,981,230
Interest ..................................        14,675,465     $  69,656,695
                                                -------------
Expenses
Advisory fee ..............................        55,469,380
Distribution fee - Class A ................         4,895,675
Distribution fee - Class B ................        55,257,684
Distribution fee - Class C ................        10,136,207
Transfer agency ...........................        12,396,414
Custodian .................................         1,092,155
Printing ..................................           523,119
Registration ..............................           281,350
Audit and legal ...........................           243,410
Trustees' fees ............................            34,647
Miscellaneous .............................           282,733
                                                -------------
Total expenses ............................                         140,612,774
                                                                  -------------
Net investment loss .......................                         (70,956,079)
                                                                  -------------
Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency
Transactions
Net realized gain on investment
   transactions ...........................                         895,431,972
Net realized gain on written option
   transactions ...........................                         192,985,164
Net realized loss on foreign currency
   transactions ...........................                            (258,097)
Net change in unrealized appreciation/
   depreciation of:
   Investments ............................                        (653,737,183)
   Written options ........................                          75,402,138
   Foreign currency denominated assets
     and liabilities ......................                             124,036
                                                                  -------------
Net gain on investments and foreign
   currency transactions ..................                         509,948,030
                                                                  -------------
Net Increase in Net Assets
   from Operations ........................                       $ 438,991,951
                                                                  =============

See notes to financial statements.


--------------------------------------------------------------------------------
ALLIANCE GROWTH FUND o 21

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                 Year Ended       Year Ended
                                                 October 31,      October 31,
                                                    2000             1999
                                                 -----------      -----------
Increase (Decrease) in Net Assets
from Operations
Net investment loss ......................   $   (70,956,079)   $   (62,346,346)
Net realized gain on investments, options
   and foreign currency transactions .....     1,088,159,039      1,277,437,169
Net change in unrealized
   appreciation/depreciation of
   investments, options, and
   foreign currency denominated
   assets and liabilities ................      (578,211,009)       496,585,304
                                             ---------------    ---------------
Net increase in net assets from operations       438,991,951      1,711,676,127
Distributions to Shareholders from:
Net realized gain on investments
   Class A ...............................      (190,225,942)       (78,504,438)
   Class B ...............................      (878,876,396)      (410,079,547)
   Class C ...............................      (154,838,516)       (69,316,205)
   Advisor Class .........................       (18,003,861)       (13,813,033)
Transactions in Shares of
Beneficial Interest
Net increase .............................       726,399,194        501,072,018
                                             ---------------    ---------------
Total increase (decrease) ................       (76,553,570)     1,641,034,922
Net Assets
Beginning of period ......................     7,773,317,959      6,132,283,037
                                             ---------------    ---------------
End of period ............................   $ 7,696,764,389    $ 7,773,317,959
                                             ===============    ===============

See notes to financial statements.


--------------------------------------------------------------------------------
22 o ALLIANCE GROWTH FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
October 31, 2000

NOTE A

Significant Accounting Policies

Alliance Growth Fund (the "Fund"), a series of The Alliance Portfolios (the "Trust"), is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Shares purchased before August 2, 1993 and redeemed within six years of purchase are subject to different rates than shares purchased after that date. Class B shares purchased on or after August 2, 1993 and held for a period ending eight years after the end of the calendar month of purchase will convert to Class A shares. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange, on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on the Nasdaq Stock Market, Inc. are generally valued at the last reported sale price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on the Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair


--------------------------------------------------------------------------------
                                                       Alliance Growth Fund o 23

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

value as determined in good faith by, or in accordance with procedures adopted by, the Board of Trustees. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities. Listed put and call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day. Over-the-counter written options are valued using prices provided by brokers.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized foreign currency gains and losses represent foreign exchange gains and losses from sales and maturities of debt securities, currency gains and losses realized between the trade and settlement dates on security transactions and the difference between the amounts of dividends and interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The Fund does not isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale of equity securities. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) of investments, options and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Fund accretes discounts and amortizes premiums as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisor Class shares have no distribution fees. Expenses attributable to


--------------------------------------------------------------------------------
24 o Alliance Growth Fund

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

the Fund are charged to the Fund. Expenses of the Trust are charged to the Fund in proportion to net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification. During the current fiscal year, permanent differences, primarily due to a net operating loss, resulted in a net decrease in accumulated net investment loss and a corresponding decrease in accumulated net realized gain on investment transactions. This reclassification had no effect on net assets.

NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee equal to the annualized rate of .75% of the Fund's average daily net assets up to $3 billion, .70% of the next $1 billion of the Fund's average daily net assets, .65% of the next $1 billion of the Fund's average daily net assets, and .60% of the Fund's average daily net assets over $5 billion. Such fee is accrued daily and paid monthly.

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $8,358,810 for the year ended October 31, 2000.

For the year ended October 31, 2000, the Fund's expenses were reduced by $529,999 under an expense offset arrangement with Alliance Fund Services, Inc.

Alliance Fund Distributors, Inc., (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $594,576 from the sales of Class A shares and $82,572, $4,413,318, and $135,349 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended October 31, 2000.

Brokerage commissions paid on investment transactions for the year ended October 31, 2000 amounted to $7,740,810, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser, and of which $504,798 was paid to DLJ directly.

Accrued expenses includes $43,528 owed to a trustee and a former trustee under the Trust's deferred compensation plan.


--------------------------------------------------------------------------------
                                                       Alliance Growth Fund o 25

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Trustees currently limit payments under the Class A plan to .30% of the Fund's average daily net assets attributable to Class A shares.

The Fund is not obligated under the Agreement to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Agreement is to compensate the Distributor for its distribution services with respect to the sale of the Fund's shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Agreement during any year may be more or less than its actual expenses. For this reason, the Agreement is characterized by the staff of the Commission as being of the "compensation" variety.

In the event that the Agreement is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to the relevant class.

The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $4,757,955,178 and $5,401,488,496, respectively, for the year ended October 31, 2000. There were no purchases and sales in U.S. government and government agency obligations for the year ended October 31, 2000.

At October 31, 2000, the cost of investments for federal income tax purposes was $6,544,992,787. Accordingly, gross unrealized appreciation of investments was $1,970,327,456 and gross unrealized depreciation of investments was $709,172,260 resulting in net unrealized appreciation of $1,261,155,196 excluding foreign currency transactions and written options.

1. Option Transactions

For hedging and investment purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised.


--------------------------------------------------------------------------------
26 o Alliance Growth Fund

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. The risk involved in writing an option is that, if the option was exercised the underlying security could then be purchased or sold by the Fund at a disadvantageous price.

Transactions in options written for the year ended October 31, 2000 were as follows:

                                                     Number of
                                                     Contracts       Premiums
                                                    ==========    =============
Options outstanding at beginning of year ........      267,350    $ 103,671,026
Options written .................................    1,752,366      704,433,402
Options terminated in closing
   purchase transactions ........................     (348,910)    (148,418,098)
Options expired .................................     (828,616)    (318,991,858)
Options exercised ...............................     (578,145)    (248,512,427)
                                                    ----------    -------------
Options outstanding at October 31, 2000  ........      264,045    $  92,182,045
                                                    ==========    =============

2. Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.


--------------------------------------------------------------------------------
                                                       Alliance Growth Fund o 27

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At October 31, 2000, the Fund had no outstanding forward exchange currency contracts.

NOTE E

Shares of Beneficial Interest

There is an unlimited number of $0.00001 par value shares of beneficial interest authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Transactions in shares of beneficial interest were as follows:

                     ----------------------------    ----------------------------------
                                Shares                             Amount
                     ----------------------------    ----------------------------------
                        Year Ended     Year Ended        Year Ended          Year Ended
                       October 31,    October 31,        October 31,        October 31,
                              2000           1999               2000               1999
                     ------------------------------------------------------------------
Class A
Shares sold             71,735,957     25,063,582    $ 3,936,222,805    $ 1,335,434,326
---------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions          3,237,714      1,502,656        173,962,506         71,692,245
---------------------------------------------------------------------------------------
Shares converted
  from Class B           3,508,771      1,792,159        193,945,261         95,928,375
---------------------------------------------------------------------------------------
Shares redeemed        (72,481,512)   (24,127,633)    (3,982,488,327)    (1,288,874,014)
---------------------------------------------------------------------------------------
Net increase             6,000,930      4,230,764    $   321,642,245    $   214,180,932
=======================================================================================

Class B
Shares sold             14,727,815     18,279,927    $   617,723,990    $   768,132,374
---------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions         19,876,457     10,048,522        809,766,778        380,336,149
---------------------------------------------------------------------------------------
Shares converted
  to Class A            (4,635,590)    (2,264,146)      (193,945,261)       (95,928,375)
---------------------------------------------------------------------------------------
Shares redeemed        (20,865,296)   (18,356,515)      (872,404,258)      (773,148,238)
---------------------------------------------------------------------------------------
Net increase             9,103,386      7,707,788    $   361,141,249    $   279,391,910
=======================================================================================

Class C
Shares sold             18,231,876     11,295,511    $   764,645,298    $   477,555,736
---------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions          3,526,794      1,709,056        143,787,252         64,721,989
---------------------------------------------------------------------------------------
Shares redeemed        (18,280,386)   (11,044,849)      (766,160,441)      (467,642,946)
---------------------------------------------------------------------------------------
Net increase             3,478,284      1,959,718    $   142,272,109    $    74,634,779
=======================================================================================


--------------------------------------------------------------------------------
28 o Alliance Growth Fund

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

                     ----------------------------    ----------------------------------
                                Shares                             Amount
                     ----------------------------    ----------------------------------
                        Year Ended     Year Ended        Year Ended          Year Ended
                       October 31,    October 31,       October 31,         October 31,
                              2000           1999              2000               1999
                     ------------------------------------------------------------------
Advisor Class
Shares sold                260,609      1,043,525     $  14,492,167      $  55,591,771
---------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions            310,054        268,515        16,851,438         12,902,137
---------------------------------------------------------------------------------------
Shares redeemed         (2,360,012)    (2,484,144)     (130,000,014)      (135,629,511)
---------------------------------------------------------------------------------------
Net increase
  (decrease)            (1,789,349)    (1,172,104)    $ (98,656,409)     $ (67,135,603)
=======================================================================================

NOTE F

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2000.


--------------------------------------------------------------------------------
                                                       Alliance Growth Fund o 29

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                   ------------------------------------------------------------------------------------
                                                                         Class A
                                   ------------------------------------------------------------------------------------
                                                                  Year Ended October 31,
                                   ------------------------------------------------------------------------------------
                                          2000             1999              1998              1997             1996
                                   ------------------------------------------------------------------------------------
Net asset value,
  beginning of period ...........   $    56.32       $    47.17        $    43.95        $    34.91       $    29.48
                                   ------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income
  (loss) ........................         (.17)(a)         (.15)(a)          (.05)(a)          (.10)(a)          .05
Net realized and unrealized
  gain on investments,
  options and foreign
  currency transactions .........         3.71            13.01              6.18             10.17             6.20
                                   ------------------------------------------------------------------------------------
Net increase in net asset
  value from operations .........         3.54            12.86              6.13             10.07             6.25
                                   ------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income .............           -0-              -0-               -0-               -0-            (.19)
Distributions from net
  realized gains ................        (7.44)           (3.71)            (2.91)            (1.03)            (.63)
                                   ------------------------------------------------------------------------------------
Total dividends and
  distributions .................        (7.44)           (3.71)            (2.91)            (1.03)            (.82)
                                   ------------------------------------------------------------------------------------
Net asset value,
  end of period .................   $    52.42       $    56.32        $    47.17        $    43.95       $    34.91
                                   ====================================================================================
Total Return
Total investment return based
  on net asset value(b) .........         5.96%           28.69%            14.56%            29.54%           21.65%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ...............   $1,656,689       $1,441,962        $1,008,093        $  783,110       $  499,459
Ratios to average net
  assets of:
  Expenses.......................         1.14%            1.18%             1.22%(c)          1.26%(c)         1.30%
  Net investment income (loss) ..         (.30)%           (.28)%            (.11)%            (.25)%            .15%
Portfolio turnover rate .........           58%              62%               61%               48%              46%

See footnote summary on page 33.


--------------------------------------------------------------------------------
30 o ALLIANCE GROWTH FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                   ------------------------------------------------------------------------------------
                                                                         Class B
                                   ------------------------------------------------------------------------------------
                                                                  Year Ended October 31,
                                   ------------------------------------------------------------------------------------
                                          2000             1999              1998              1997             1996
                                   ------------------------------------------------------------------------------------
Net asset value,
  beginning of period ...........   $    44.40       $    38.15        $    36.31        $    29.21       $    24.78
                                   ------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss .............         (.43)(a)         (.42)(a)          (.31)(a)          (.31)(a)         (.12)
Net realized and unrealized
  gain on investments,
  options and foreign
  currency transactions .........         2.96            10.38              5.06              8.44             5.18
                                   ------------------------------------------------------------------------------------
Net increase in net asset
  value from operations .........         2.53             9.96              4.75              8.13             5.06
                                   ------------------------------------------------------------------------------------
Less: Distributions
Distributions from net
  realized gains ................        (7.44)           (3.71)            (2.91)            (1.03)            (.63)
                                   ------------------------------------------------------------------------------------
Net asset value,
  end of period .................   $    39.49       $    44.40        $    38.15        $    36.31       $    29.21
                                   ====================================================================================

Total Return
Total investment return based
  on net asset value(b)  ........         5.18%           27.79%            13.78%            28.64%           20.82%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ...............   $5,042,755       $5,265,153        $4,230,756        $3,578,806       $2,498,097
Ratios to average net
  assets of:
  Expenses ......................         1.86%            1.90%             1.94%(c)          1.96%(c)         1.99%
  Net investment loss ...........        (1.02)%          (1.00)%            (.83)%            (.94)%           (.54)%
Portfolio turnover rate .........           58%              62%               61%               48%              46%

See footnote summary on page 33.


--------------------------------------------------------------------------------
                                                     o ALLIANCE GROWTH FUND o 31

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                   ------------------------------------------------------------------------------------
                                                                         Class C
                                   ------------------------------------------------------------------------------------
                                                                  Year Ended October 31,
                                   ------------------------------------------------------------------------------------
                                          2000             1999              1998              1997             1996
                                   ------------------------------------------------------------------------------------
Net asset value,
  beginning of period ...........   $    44.42       $    38.17        $    36.33        $    29.22       $    24.79
                                   ------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss .............         (.43)(a)         (.42)(a)          (.31)(a)          (.31)(a)         (.12)
Net realized and unrealized
  gain on investments,
  options and foreign
  currency transactions .........         2.97            10.38              5.06              8.45             5.18
                                   ------------------------------------------------------------------------------------
Net increase in net asset
  value from operations .........         2.54             9.96              4.75              8.14             5.06
                                   ------------------------------------------------------------------------------------
Less: Distributions
Distributions from net
  realized gains ................        (7.44)           (3.71)            (2.91)            (1.03)            (.63)
                                   ------------------------------------------------------------------------------------
Net asset value,
  end of period .................   $    39.52       $    44.42        $    38.17        $    36.33       $    29.22
                                   ====================================================================================
Total Return
Total investment return based
  on net asset value(b)  ........         5.20%           27.78%            13.76%            28.66%           20.81%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ...............   $  959,043       $  923,483        $  718,688        $  599,449       $  403,478
Ratios to average net
  assets of:
  Expenses ......................         1.85%            1.90%             1.93%(c)          1.97%(c)         2.00%
  Net investment loss ...........        (1.02)%          (1.00)%            (.83)%            (.95)%           (.55)%
Portfolio turnover rate .........           58%              62%               61%               48%              46%

See footnote summary on page 33.


--------------------------------------------------------------------------------
32 o ALLIANCE GROWTH FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                   ------------------------------------------------------------------------------------
                                                                      Advisor Class
                                   ------------------------------------------------------------------------------------
                                                                                                          October 2,
                                                           Year Ended October 31,                         1996(d) to
                                   -----------------------------------------------------------------     October 31,
                                          2000             1999              1998              1997             1996
                                   ------------------------------------------------------------------------------------
Net asset value,
  beginning of period ...........   $    56.88       $    47.47        $    44.08        $    34.91       $    34.14
                                   ------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income
  (loss) ........................         (.02)(a)          .02(a)            .08(a)           (.05)(a)           -0-
Net realized and unrealized
  gain on investments,
  options and foreign
  currency transactions .........         3.75            13.10              6.22             10.25              .77
                                   ------------------------------------------------------------------------------------
Net increase in net asset
  value from operations .........         3.73            13.12              6.30             10.20              .77
                                   ------------------------------------------------------------------------------------
Less: Distributions
Distributions from net
  realized gains ................        (7.44)           (3.71)            (2.91)            (1.03)              -0-
                                   ------------------------------------------------------------------------------------
Net asset value,
  end of period .................   $    53.17       $    56.88        $    47.47        $    44.08       $    34.91
                                   ====================================================================================
Total Return
Total investment return based
  on net asset value(b)  ........         6.27%           29.08%            14.92%            29.92%            2.26%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ...............   $   38,278       $  142,720        $  174,745        $  101,205       $      946
Ratios to average net
  assets of:
  Expenses ......................          .83%             .88%              .93%(c)           .98%(c)         1.26%(e)
  Net investment income (loss) ..          .03%             .03%              .17%             (.12)%            .50%(e)
Portfolio turnover rate .........           58%              62%               61%               48%              46%


(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(c) Ratios reflect expenses grossed up for expense offset arrangement with the transfer agent. For the years ended October 31, 1998 and 1997 the ratios of expenses to average net assets were 1.21% and 1.25% for Class A shares, 1.93% and 1.95% for Class B shares, 1.92% and 1.95% for Class C shares and .92% and .96% for Advisor Class shares, respectively.

(d)   Commencement of distribution.

(e)   Annualized.


--------------------------------------------------------------------------------
                                                       Alliance Growth Fund o 33

---------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
---------------------------------

REPORT OF INDEPENDENT
ACCOUNTANTS

To the Trustees and Shareholders of Alliance Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alliance Growth Fund (one of the portfolios of The Alliance Portfolios, hereafter referred to as the "Fund") at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 8, 2000

TAX INFORMATION
(unaudited)

In order to meet certain requirements of the Internal Revenue Code we are advising you that the Fund paid $929,204,845 of capital gain distributions during the fiscal year ended October 31, 2000, which are subject to a maximum tax rate of 20%.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099 DIV which will be sent to you separately in January 2001.


--------------------------------------------------------------------------------
34 o ALLIANCE GROWTH FUND

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

capital

Cash or goods that are used to generate income. Also, the net worth of a business (the amount by which its assets exceed its liabilities).

common stock

A type of security that represents ownership in a public company.

earnings

Revenues minus cost of sales, operating expenses, and taxes, over a given period of time. Earnings are often the most important determinant of a company's stock price.

equity security

Another term for stock.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

portfolio

The collection of securities that make up a fund's or an investor's investments.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.


--------------------------------------------------------------------------------
                                                       Alliance Growth Fund o 35

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL

The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with nearly $474 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 38 of the FORTUNE 100 companies and public retirement funds in 35 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 585 investment professionals in 28 investment offices worldwide. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 10/2/00.


--------------------------------------------------------------------------------
36 o ALLIANCE GROWTH FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL AT YOUR SERVICE
                                                --------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That's why we provide our shareholders with a wide variety of products and time-saving services to meet their needs.

o     Low Minimum Investments

      You can begin investing in Alliance Capital funds with as little as $250 (except for Alliance Select Investor Series Premier Portfolio, Alliance Select Investor Series Technology Portfolio, and Alliance Select Investor Series Biotechnology Portfolio which generally have a $10,000 minimum initial investment) and may make subsequent investments of $50 or more.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge. This can be a good way to diversify your assets.

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other matters that could affect your mutual fund investment.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, literature and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o Alliance Capital on the World Wide Web at www.alliancecapital.com. Here, you can access updated account information, make additional investments, request more information, exchange between Alliance funds and view fund performance, press releases and articles.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
                                                       Alliance Growth Fund o 37

--------
TRUSTEES
--------

TRUSTEES

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Brenton W. Harries(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Bruce Calvert, Senior Vice President
Kathleen A. Corbet, Senior Vice President
Wayne D. Lyski, Senior Vice President
Tyler J. Smith, Vice President
Edmund P. Bergan, Jr., Clerk
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller & Chief Accounting Officer

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Ropes & Gray
One International Place
Boston, MA 02110-2624

Transfer Agent

Alliance Fund Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free (800)-221-5672

Independent Accountants

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036-2798

(1) Member of the Audit Committee.


--------------------------------------------------------------------------------
38 o ALLIANCE GROWTH FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Balanced Shares
Conservative Investors Fund
Disciplined Value Fund
Growth & Income Fund
Growth Fund
Growth Investors Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Real Estate Investment Fund
Technology Fund
The Alliance Fund
Utility Income Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Technology Portfolio

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Government Income Fund
ACM Government Opportunity Fund
The Korean Investment Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
                                                       Alliance Growth Fund o 39

NOTES



--------------------------------------------------------------------------------
40 o ALLIANCE GROWTH FUND

Alliance Growth Fund
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO] (R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

GROWTHAR1000